SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): July 7, 2009 (June 30, 2009)

ELEPHANT TALK COMMUNICATIONS INC.
(Exact name of registrant as specified in Charter)

California	000-30061	95-4557538
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

Schiphol Boulevard 249, 1118 BH Luchthaven Schiphol, The Netherlands
       (Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code (31 0 20 653 5916)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

         This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the Filings) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements and except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the exhibits attached to this Current Report on Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement

The Extension Agreement

On June 30, 2009, Elephant Talk Communications, Inc. (the “Registrant”) entered into an Extension Agreement with Validsoft Limited (“Validsoft” and collectively with the Registrant, the “Parties”), the purpose of which was to amend a certain Side Agreement between the Parties dated April 24, 2009, thereby amending a certain Bridging Loan Agreement and a Heads of Terms Agreement, each also between the Parties and dated February 23, 2009.  The purpose of the Extension Agreement was to extend certain dates in each of the Bridging Loan Agreement and Heads of Terms Agreement from April 30, 2009 to July 31, 2009.  A copy of each of the Side Agreement and Extension Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01	Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Side Agreement dated April 24, 2009, by and between the Registrant and Validsoft.
10.2	Extension Agreement, dated June 30, 2009, by and between the Registrant and Validsoft.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS, INC.

By:	/s/ Steven van der Velden
Steven van der Velden President, Chief Executive Officer

Dated:  July 7, 2009